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                                                                   Exhibit 10.32

$125,000                                                   Savannah, Georgia
                                                           as of August 15, 1996


                                PROMISSORY NOTE


          FOR VALUE RECEIVED, Arthur P. Gnann III (the "Payor") hereby
                                                        -----
unconditionally promises to pay to the order of Carson, Inc., a Delaware corporation (the "Payee"), the principal sum of One Hundred Twenty Five Thousand
                  -----
Dollars ($125,000) on the third anniversary of the date of this Note (the "Maturity Date"). Capitalized terms used but not otherwise defined herein have
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the respective meanings given to such terms in Article 4 hereof.


                                   ARTICLE 1

                             PRINCIPAL AND INTEREST

          Section 1.1  Principal.  The entire unpaid principal amount of this
                       ---------
Note shall be paid on the Maturity Date (or on such earlier date as this Note shall become due as hereinafter provided). Promptly following the payment in full of this Note, the Payee shall surrender this Note to the Payor for cancellation.

          Section 1.2 Interest. No interest shall accrue on the daily unpaid
                      --------
principal amount of this Note.


                                   ARTICLE 2

                            PAYMENTS AND PREPAYMENTS

          Section 2.1  Payments Generally.  All payments of principal and
                       ------------------
interest to be made by the Payor under this Note shall be made in Dollars, by personal, certified or official bank check payable to the order of the Payee, not later than 11:00 a.m. Savannah, Georgia time on the date on which such payment shall become due (each such payment made after such time on such due date to be deemed to have been made on the next succeeding business Day).  If the due date of any payment under this Note would otherwise fall on a day that is not a Business Day, such due date shall be extended to the next succeeding Business Day. All amounts payable under this Note shall be paid free and clear of, and without reduction by reason of, any deduction, set-off or counterclaim.
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                                                                               2

                                 ARTICLE 3

                               EVENTS OF DEFAULT

          Section 3.1  Events of Defaults.  The occurrence of one or ore of the
                       ------------------
following events shall constitute an "Event of Default" for the purposes of this
                                      ----------------
Note:

          (a) the Payor fails to pay any amount owing under this Note when due (whether at stated maturity, by acceleration, or otherwise);

          (b) the Payor shall default in the performance of, or shall breach, any covenant or warranty of the Payor under or in respect of this Note;

          (c) the Payor shall terminate employment with Carson Products Company for any reason;

          (d) the Payor shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee, examiner or liquidator of the Payor or of its assets or property,
               (ii) make a general assignment for the benefit of its creditors,
               (iii) commence a voluntary cause under the Federal Bankruptcy Code, (iv) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, liquidation, dissolution, arrangement or winding-up, or composition or readjustment of debts, (v) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under the Federal Bankruptcy Code or (vi) take any action for the purpose of effecting any of the foregoing; or

          (e) a proceeding or case shall be commenced, without the application or consent of the Payor, in any court of competent jurisdiction, seeking (i) its reorganization, liquidation or arrangement, or the composition or readjustment of its debts, (ii) the appointment of a receiver, custodian, trustee, examiner, liquidator or the like of the Payor or of its property, or (iii) similar relief in respect of the Payor under any law relating to bankruptcy, insolvency, reorganization, or composition or adjustment of debts, and such proceeding or case shall continue undismissed, or an order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of 60 or more says; or an order for relief against the Payor shall be entered in an involuntary case under the Federal Bankruptcy Code.

          Section 3.2  Acceleration of Maturity, Rescission and Annulment.  If
                       --------------------------------------------------
any Event of Default occurs and is continuing, then and in every such case the Payee may declare the unpaid principal of this Note to be due and payable immediately, by a notice to the Payor, and upon any such declaration such principal shall become due and payable immediately,
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                                                                               3

without presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by the Payor.

          Notwithstanding any of the foregoing, at any time after such a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained, the Payee may rescind and annul such declaration and its consequences if it so notifies the Payor of its desire to do so. No such rescission and annulment shall affect any subsequent default or impair any right consequent thereon.

          The Payor agrees to pay or reimburse the Payee for paying: (a) all costs and expenses of the Payee (including, without limitation, reasonable counsels' fees) in connection with any default and any enforcement or collection proceedings resulting therefrom; and (b) all transfer, stamp, documentary or other similar taxes, assessments or charges levied by any governmental or revenue authority in respect of this Note or any other document referred to herein.


                                   ARTICLE 4

                                  DEFINITIONS

          Section 4.1  Definitions.  The following terms shall have the meanings
                       -----------
set forth below:

          "Business Day" means any day (other than a day which is a Saturday,
           ------------
Sunday or legal holiday in the State of Georgia) on which banks are open for business in Savannah, Georgia.

          "Dollars" and "$" means lawful money of the United States of America.
           -------

          "Note" means this Promissory Note, as modified and supplemented and in
           ----
effect from time to time.

          "Person" means any individual, corporation, partnership, joint venue,
           ------
association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.


                                   ARTICLE 5

                              WAIVER AND AMENDMENT

          Section 5.1  Amendment.  No amendment of this Note shall be effective
                       ---------
unless in writing and signed by the Payee and the Payor.
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                                                                               4

          Section 5.2  Waiver.  No waiver of any provision of this Note shall be
                       ------
effective unless in writing and signed by the Payee.

          Section 5.3  Restoration of Rights and Remedies.  If the Payee has
                       ----------------------------------
instituted any proceeding to enforce any right or remedy under this Note and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Payee, then and in every such case the Payor and the Payee shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Payee shall continue as through no such proceeding had been instituted.

          Section 5.4  Rights and Remedies Cumulative.  No right or remedy
                       ------------------------------
herein conferred upon or reserved to the Payee is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

          Section 5.5  Delay or Omission Not Waiver.  No delay or omission of
                       ----------------------------
the Payee to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein.

          Section 5.6  Waiver of Past Defaults.  The Payee may waive any past
                       -----------------------
default hereunder and its consequences. Upon and to the extent of any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Note, but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.


                                   ARTICLE 6

                                 MISCELLANEOUS

          Section 6.1  Notice.  All notices and other communications in respect
                       ------
of this Note (including, without limitation, any modifications of, or requests, waivers or consents under, this Note) shall be given or made in writing (including, without limitation, by telecopy) to the Payor at the "Address for Notices" specified below its name on the signature page hereof and to the Payee at 64 Ross Road, Savannah Industrial Park, Savannah, Georgia 31405; or at such other address as shall be designated by any such party in a notice to the other party. Except as otherwise provided in this Note, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.
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                                                                               5

          Section 6.2  Governing Law; Submission to Jurisdiction; Venue.  This
                       ------------------------------------------------
Note shall be governed by, and construed in accordance with, the law of the State of Georgia without regard to the conflicts of laws provisions thereof.
The Payor hereby submits to the non-exclusive jurisdiction of the United States District Court for the Southern District of Georgia and of any Georgia State court sitting in Chatham County, Georgia for the purposes of all legal proceedings arising out of or relating to this Note. The Payor irrevocably waives, to the fullest extent permitted by applicable law, any objection which it amy now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

          Section 6.3  Successors.  All agreements of the Payor in this Note
                       ----------
shall bind its successors and assigns.

          Section 6.4  Severability.  In case any provision in this Note shall
                       ------------
be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          Section 6.5  Headings, etc.  The headings of the Articles and Sections
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of this Note have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

          Section 6.6  Waiver of Jury Trial.  THE PAYOR HEREBY IRREVOCABLY
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WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO
TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE OR THE TRANSACTIONS CONTEMPLATED HEREBY.

                              PAYOR


                              ___________________________
                              Name:  Arthur P. Gnann III

                              Address for Notices:
                              -------------------
                              c/o Carson Products Company
                              71 Ross Road
                              Savannah, Georgia  31405